UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 26, 2011

AB&T FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-53249 (Commission File Number)	26-2588442 (IRS Employer Identification No.)
292 West Main Avenue, Gastonia, North Carolina (Address of principal executive offices)	28054 (Zip Code)

(704) 867-5828
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2011, AB&T Financial Corporation (the “Company”) received notice of Joseph H. Morgan’s resignation from the boards of directors of the Company and its wholly owned subsidiary, Alliance Bank & Trust Company (the “Bank”). Mr. Morgan’s resignation was accepted by the boards of directors of the Company and the Bank and became effective on August 30, 2011.

Mr. Morgan’s resignation was for personal and business reasons and not because of a disagreement with the Company, the Bank, or their respective boards of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 AB&T Financial Corporation
                                                                                                                                        (Registrant)

Date September 1, 2011

                                /s/ Daniel C. Ayscue
                                Daniel C. Ayscue
                                President and Chief Executive Officer